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                          SARATOGA BEVERAGE GROUP, INC.

                        5% Subordinated Convertible Note
                                Due June 12, 2000




                                                      $1,500,000

                                                      Saratoga Springs, New York
                                                      June 12, 1997

         THIS 5% SUBORDINATED CONVERTIBLE NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UNLESS SARATOGA BEVERAGE GROUP, INC. HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.




         SARATOGA BEVERAGE GROUP, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to MAERKI BAUMANN & CO., A.G. (ZURICH) (the "Holder"), the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000).

         This Note is issued pursuant to a Securities Purchase Agreement dated as of June 12, 1997 by and between the Company and the Holder (the "Purchase Agreement").

         Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         10. Principal. The Company will pay to Holder the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), plus all unpaid and accrued interest thereon, on June 12, 2000.

         11. Interest. Interest on the unpaid principal amount hereof shall accrue from the date of issuance of this Note at the rate of five percent (5%) per annum, computed on the basis of a 360-day year consisting of twelve (12) 30-day months. Interest shall become due and payable on each of the first, second and third anniversaries of the date of issuance of this Note until the principal amount of this Note shall be due and paid (whether at maturity, by acceleration or otherwise), at which time all accrued and unpaid interest on this Note shall be due and payable.

         12. Replacement or Exchange of Note.
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                  12.1 Replacement. Upon receipt by the Company of evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender for cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like terms, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 3.1 shall be dated the date hereof.

                  12.2 Exchange. In the event that the Company has merged with, liquidated into, sold substantially all of its assets to or combined with, another company, the surviving entity will, at the request of the Holder, exchange this Note for a new instrument with the same terms and covenants, having substituted said surviving entity for the Company, executed by such surviving entity and in which the surviving entity assumes all the Company's rights and obligations hereunder.

                  12.3 No Service Charge. No service charge shall be made for any replacement of this Note, but the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection therewith.

         13.      Subordination.

                  13.1 Subordination to Senior Indebtedness. The payment of the principal of and interest on this Note is expressly subordinated to the payment of all Senior Indebtedness, as hereinafter defined, to the extent set forth in this Article 4. The term "Senior Indebtedness" shall mean all indebtedness now or hereafter incurred by the Company which is not by its terms expressly made pari passu or subordinated to this Note.

                  13.2 Priority of Senior Indebtedness of Default. No payment with respect to this Note shall be made by the Company or received by the Holder if there is outstanding at the time such payment is to be made any Senior Indebtedness and there exists at such time, or immediately after giving effect to such payment there would exist, any default in the payment of principal of or any premium or interest on any Senior Indebtedness or any other event of default under the terms of any Senior Indebtedness then outstanding, which default has not been waived or cured prior thereto.

                  13.3 Priority of Senior Indebtedness on Liquidation. Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due in respect of any and all Senior Indebtedness shall first be paid in full and payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled shall be paid to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holders of Senior Indebtedness or on such other basis as the holders of Senior Indebtedness or a court of competent jurisdiction shall direct) to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or from the holders of Senior Indebtedness, before any payment or distribution is made to the Holder.

                  13.4 Duties of Holder to Holders of Senior Indebtedness. In the event that any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holder, in violation of Section 4.2 or Section 4.3, or provision made for such payment, in accordance with its terms, such payment or distribution shall be (and shall be deemed to be) held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness for application to the

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payment of all Senior Indebtedness remaining unpaid (pro rata to each holder on the basis of the amount of Senior Indebtedness held by such holder or on such other basis as the holders of Senior Indebtedness or a court of competent jurisdiction shall direct) to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  13.5 Enforcement by Holders of Senior Indebtedness. The provisions of Sections 4.2, 4.3 and 4.4 shall be for the benefit of the holders of the Senior Indebtedness and may be enforced directly by such holders against the Holder without the necessity of joining the Company as a party.

                  13.6 Subrogation. Subject to the prior payment in full of all Senior Indebtedness, to the extent of any payment or distribution to the holders of Senior Indebtedness which would, except for the provisions of this Article, have been made to the Holder, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and accrued and unpaid interest on this Note shall be paid in full, and no such payment or distribution to the holders of Senior Indebtedness shall, as among the Company, its creditors (other that the holders of Senior Indebtedness) and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. The Holder of this Note shall be subrogated to such rights of the holders of Senior Indebtedness in the same proportion as the principal amount of this Note then outstanding bears to the aggregate principal amount then outstanding under all indebtedness of the Company (including this Note) ranking pari passu with this Note and containing subrogation provisions to the same effect as those set forth herein.

                  13.7 Obligations of the Company Unimpaired. It is understood that the provisions of this Article 4 are intended solely for the purpose of defining the relative rights of the Holder on the one hand and the rights of holders of Senior Indebtedness on the other, and nothing contained herein is intended to or shall impair, as among the Company, its creditors (other than the holders of Senior Indebtedness) and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms and without giving effect to this Article 4, or to affect the relative rights of the Holder and the other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default of this Note, subject to the rights, if any, under this Article 4 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company receivable or received upon the exercise of any such remedy.

         14.      Conversion.

                  14.1 Right of Conversion. Subject to and upon the terms and conditions contained in this Article 5, the Holder may, at its option and at any time, convert all, but not less than all, of the principal amount of this Note into fully paid and nonassessable shares of Class A common stock, par value $.01 per share, of the Company ("Class A Common Stock").

                  14.2 Conversion Price. All of the principal amount of this Note may be convertible into shares of Class A Common Stock, at a conversion price equal to $3.50 per share of Class A Common Stock, subject to adjustment pursuant to Section 5.5. The price, as so adjusted from time to time, is referred to herein as the "Conversion Price."

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                  14.3 Method of Conversion. Upon ten (10) days' prior written notice to the Company, the Holder may convert this Note into shares of Class A Common Stock by surrender of this Note to the Company at its principal office, accompanied by the form of conversion notice annexed hereto as Attachment 1, duly executed by the Holder. Upon any conversion of this Note the Company shall forthwith, (i) pay to the Holder all accrued and unpaid interest on the principal amount to the conversion date in cash and (ii) deliver to the Holder certificates for the number of full shares of Class A Common Stock.

                  14.4 Effective Date and Effect of Conversion. The conversion of this Note shall be deemed to have been effected on the date notice is given pursuant to Section 5.3 hereof, and, at such time, the rights of the Holder as such shall cease and the Holder shall be deemed, for all purposes, to have the rights of a holder of record of the shares of Class A Common Stock deliverable upon such conversion.

                  14.5 Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment with respect to the shares of Class A Common Stock of the Company as follows:

                           (a) Combinations and Subdivisions of Class A Common
Stock. Except as provided in Section 5.5(c) below, if at any time the outstanding Class A Common Stock of the Company shall be subdivided into a greater or combined into a lesser number of shares (whether with the same or a different par value or without par value), the number of shares of such Class A Common Stock transferable upon the conversion of this Note shall be proportionately increased or decreased and the Conversion Price in effect immediately prior to the effective date of such subdivision or combination shall be decreased or increased in inverse proportion to such increase or decrease in the number of shares so transferable.

                           (b) Distributions in Respect of Class A Common Stock.
Except as provided in Section 5.5(c) below, if the Company shall distribute by way of dividend or otherwise upon its Class A Common Stock any cash, securities or property (excluding cash dividends paid out of earnings or surplus and dividends or distributions payable in rights, warrants or options to subscribe for or purchase such Class A Common Stock, or to subscribe for or purchase securities convertible into or exchangeable for such Class A Common Stock, with or without payment of additional consideration, such convertible or exchangeable securities being herein called "Convertible Securities," or payable in Convertible Securities), then thereafter the Holder, upon the exercise of the Holder's conversion rights, will be entitled to receive the number of shares of the Class A Common Stock of the Company then deliverable pursuant to the terms hereof, and, in addition, the cash, securities or property which the Holder would have received by way of such dividends or other distributions if, continuously since the date of delivery hereof, the Holder had been the record holder of the number of shares of such Class A Common Stock, which would have been deliverable upon the exercise of the Holder's conversion rights if such conversion had been effected immediately prior to the record date for such distribution of cash, securities or property.

                           (c) Threshold for Adjustments. The Company shall not
be required to make any adjustment of the Conversion Price pursuant to each of Sections 5.5(a) and 5.5(b) hereof, if the amount of such adjustment would be less than two percent (2%) of the Conversion Price in effect immediately before the event which would otherwise have given rise to such adjustment, but, in such case, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments to be carried forward, shall amount to not less than two percent (2%) of the Conversion Price immediately before the event giving rise to such next subsequent adjustment.

                           (d) Recapitalization, Reclassification and
Succession. If any recapitalization of the Company or reclassification of shares of Class A Common Stock of the Company or any merger or

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consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of either of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or business entity being included within the meaning of the term "successor corporation") shall be effected, then, the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of common stock of such corporation immediately theretofore issuable upon the exercise of the Holder's conversion rights, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class A Common Stock equal to the number of shares of Class A Common Stock of the Company immediately theretofore deliverable upon the exercise of such Holder's conversion rights had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place.

                           (e) Fractional Shares. In the event that the
application of the provisions of this Article 5 would result in the issuance of a fraction of a share of Class A Common Stock of the Company, or a number of full shares plus a fraction of a share of such Common Stock, then such fractional share shall be disregarded if less than one-half a share, or, if more than one-half of a share, the number of shares issuable upon such conversion shall be rounded out to the next full share.

                  14.6     Notice to the Holder.

                           (a) If the character of securities or assets
deliverable upon conversion of this Note shall be changed as a result of the provisions hereof, then in each such case the Company shall forthwith and within ten (10) days thereafter cause a written certificate of the chief financial or accounting officer of the Company to be mailed to the Holder specifying the character of the securities or assets and the amount thereof so deliverable and the details of the computations thereof.

                           (b) In case at any time:

                               (i) the Company shall pay any dividend payable in
                           shares of Class A Common Stock upon its outstanding Class A Common Stock or make any distribution (other than cash dividends out of earned surplus) to the holders of its shares of Class A Common Stock; or

                              (ii) the Company shall offer for subscription pro
                           rata to the holders of its Class A Common Stock any additional shares of Class A Common Stock or other rights; or

                             (iii) there shall be effected any recapitalization
                           of the Company or reclassification of the shares of Class A Common Stock of the Company, or any merger or consolidation of the Company into or with any other corporation or business entity and as a result of which the Company is not the surviving corporation, or the sale or transfer of all or substantially all of the assets of the Company to any other corporation or business entity; or

                              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the Holder of the date which is the record date for such dividend, distribution or subscription rights, or on which such recapitalization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up shall take place, as

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the case may be. Such notice shall also specify the date as of which the holders of record of Class A Common Stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Class A Common Stock for securities or other property deliverable upon such recapitalization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date.

                  14.7 Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares of Class A Common Stock, solely for the purpose of issue upon the conversion of this Note, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of this Note and all other outstanding Notes. The Company covenants that all shares of Class A Common Stock which shall be issuable upon conversion of this Note shall be duly and validly issued and fully paid and nonassessable.

                  14.8 Exchange Listing by the Company. If any shares of Class A Common Stock required to be reserved for purposes of conversion of this Note require listing on any national securities exchange before such shares may be issued upon conversion, the Company will, at its expense, as expeditiously as possible cause such shares to be duly listed on the appropriate national securities exchange.

         15. Mandatory Conversion. Subject to earlier conversion pursuant to
Article 5 hereof, this Note shall be converted, without any further action on the part of the Holder, into shares of Class A Common Stock on the date on which the Closing Price Hurdle has been satisfied. Notice shall be given to the Holders of the mandatory conversion under this Article 6. Conversions under this
Article 6 will occur in accordance with the provisions of Section 5.3. For purposes of this Article 6, "Closing Price Hurdle" means any time after the date of this Note on which the Closing Price has equaled or exceeded $5.25 per share, subject to adjustment pursuant to Section 5.5, for three (3) consecutive Trading Days. For purposes of this Article 6, "Closing Price" means, with respect to the Class A Common Stock, the reported closing price on a Trading Day on the Nasdaq Stock Market or, if not quoted on the Nasdaq Stock Market, on the principal national securities exchange on which the Class A Common Stock is listed or admitted for trading. In case no reported closing price is quoted on a Trading Day, the average of the reported closing bid and asked prices on the Nasdaq Stock Market or, if not quoted on the Nasdaq Stock Market, on the principal national securities exchange on which the Class A Common Stock is listed or admitted for trading. If the Class A Common Stock is not listed or admitted for trading on any national securities exchange, the average of the high closing bid price and the low closing asked price as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Purchaser for that purpose. For purposes of this Article 6, "Trading Day" means a day on which the principal national securities exchange (including the Nasdaq Stock Market) on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange or the Nasdaq Stock Market, a day on which any New York Stock Exchange member firm is open for the transaction of business.

         16.      Registration Rights.

                  16.1     Demand Registration.

                           (a) The holders of not less than a majority of the
shares of Class A Common Stock issuable upon conversion of this Note, once issued (such shares being referred to herein as "Registrable Securities"), may request the registration (a "Demand Registration") of all (but not part) of their outstanding Registrable Securities for sale. Notwithstanding anything to the contrary contained herein: (i) no request may be made under this Section 7.1 within one hundred twenty (120) days after the effective date of a registration

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statement filed by the Company covering a firm commitment underwritten public offering; and (ii) the Company shall not be obligated to file a preliminary registration statement with the Securities and Exchange Commission (the "Commission") pursuant to this Section 7.1 if the Company gives notice within thirty (30) days of the request to register Registrable Securities that (A) it is engaged or has fixed plans to engage within ninety (90) days of the time of the request in an underwritten registered public offering as to which the Holders may include all such Registrable Securities pursuant to this Section 7.1 and Section 7.2 hereof, (B) the Company's Board of Directors determines in good faith that such Demand Registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or any financing (including without limitation a primary registration) or (C) such demand is within sixty (60) days of the Company's fiscal year end and before availability of its audited annual financial statements. Absent any of the preceding circumstances and except as otherwise provided herein, the Company shall file a preliminary registration statement with the Commission within ninety (90) days of its receipt of a request for a Demand Registration. Under the circumstances in (ii) above, the Company shall file a preliminary registration statement with the Commission within forty-five (45) days of the date on which none of the circumstances in (ii) above are still outstanding. The Company shall keep any registration statement onto which any holder of Registrable Securities has requested a Demand Registration current and effective for a period of up to ninety (90) days from the date on which the Holder is first entitled to sell the total number of his Registrable Securities registered hereunder.

                           (b) Following receipt of any notice under this
Section 7.1, the Company shall immediately notify all Holder(s) from whom notice has not been received, and shall use commercially reasonable efforts to register under the Act for public sale, the number of Registrable Securities specified in such notice (and in all notices received by the Company from other Holder(s) within twenty (20) days after the giving of such notice by the Company). The rights of any Holder to registration pursuant to this Section 7.1 are conditional upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested and provided herein. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to effect more than one (1) Demand Registration pursuant to this Section 7.1.

                           (c) The Company shall be entitled to include in any
registration statement referred to in this Section 7.1, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Class A Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold.

                           (d) If, in an underwritten public offering conducted
pursuant to this Section 7.1, any Holder requesting registration disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Holders. Any Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                  16.2     Piggyback Registration.

                           (a) Each holder of Registrable Securities is hereby
granted the right to "piggyback" such Registrable Securities, once issued, on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4 may not be used for such purposes); provided, however, that this Section 7.2 shall not apply to any Registrable Securities if such Registrable Securities may then be sold under Rule 144 promulgated under the Act (assuming the holder's compliance with

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the provisions of the Rule) and the Company delivers an opinion to that effect to the transfer agent; provided further, however, that if the offering with respect to which a registration statement is filed is an underwritten primary or secondary offering of the Company's securities and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter's ability to effect an orderly distribution of such securities or otherwise adversely affecting such offering (including, without limitation, causing a diminution in the offering price of the Company's securities) the Company will include in such registration statement: (i) first, the securities being sold for the account of the Company; and (ii) second, the number of securities with respect to which the Company has granted rights to participate in such registration (including the Registrable Securities) that, in the opinion of such underwriter, can be sold pro rata among the respective holders of such securities on the basis of the amount of such securities then owned by each such holder. The Company shall give each holder of Registrable Securities at least fifteen (15) days' written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8, and each holder of Registrable Securities shall have seven (7) days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement. The Company shall keep any registration statement onto which any holder of Registrable Securities has "piggybacked" its Registrable Securities current and effective for a period of up to one hundred eighty (180) days from the date on which the holder is first entitled to sell the total number of his Registrable Securities registered thereunder.

                           (b) If, at any time after giving written notice of
its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

                  16.3 Registration Fees. The Company shall bear all fees and expenses attendant to registering the Registrable Securities in a Demand Registration or a Piggyback Registration (except any underwriters' discounts and commissions and fees of any of the holders' own professionals, if any). The Company agrees to use commercially reasonable efforts to cause the filings required herein to become effective promptly and to qualify to register the Registrable Securities in such States as are reasonably requested by the holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to register or license to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow any of their shares of capital stock of the Company.

                  16.4 Indemnification. The Company shall indemnify and hold harmless each holder of the Registrable Securities to be sold pursuant to any registration statement hereunder and each of such holder's officers, directors, employees, agents, partners, legal counsel and accountants, and each person, if any, who controls each of the foregoing within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise under laws of foreign countries, arising from such registration statement or based upon any untrue

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statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (iii) any application or other document or written communication executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the commission, any state securities commission or agency, the Nasdaq Stock Market or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; unless such statement or omission is made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the holders expressly for use in a preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the holders of the Registrable Securities of the commencement of any litigation proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with any such registration statement or prospectus.

         17. Default. An "Event of Default" shall exist under this Note if any of the following occurs and is continuing:

                  (a) default by the Company in the payment of any amount of this Note that becomes due and payable;

                  (b) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (c) an involuntary case or other proceeding shall have been commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and shall fail to have been dismissed within sixty (60) days of its filing or commencement;

then and in each and every case, the Holder may declare the entire principal amount of this Note outstanding and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, anything contained in this Note to the contrary notwithstanding; provided, however, that if an Event of Default shall occur as specified in Section 8(b) and (c) hereof, this Note shall become immediately due and payable, without any action on the part of Holder.

         18. Investment Representations and Restrictions on Transfer. The Holder, by acceptance hereof, confirms such Holder's representations to and agreements with the Company as follows:

                  (a) This Note is being acquired, and any shares of Class A Common Stock of the Company acquired upon conversion of this Note in accordance with the provisions of Section 6 hereof, will be acquired, for such Holder's own account, for investment, and not with a view to, or for sale in connection with the distribution thereof or of any interest therein.

                  (b) Such Holder will not sell, transfer, pledge or otherwise dispose of this Note, or any interest herein and will not sell, transfer, pledge or otherwise dispose of any shares of Class A Common Stock of the Company acquired upon conversion of this Note in accordance with the provisions of
Article 6 hereof, or any interest herein, and neither the Company nor any transfer agent acting on its behalf shall be required to register or otherwise recognize any transfer resulting from any such sale, transfer, pledge or other disposition of any such shares of Class A Common Stock, unless and until (i) the securities to be disposed of and the proposed disposition thereof are made the subject of a currently effective registration statement under the Act, or (ii) the Company shall have received an opinion of counsel, in form and substance satisfactory to it, to the effect that the registration of such shares of Class A Common Stock under the Act is not required in connection with such proposed disposition by virtue of an exemption from registration contained in the Act or in the rules and regulations promulgated by the Commission thereunder; and

                  (c) So long as any of the shares of Class A Common Stock received by the Holder remain subject to the restrictions set forth in this
Article 9, each certificate representing such shares shall bear a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT GOVERNING THESE SECURITIES, THE SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS MADE IN ACCORDANCE WITH THE ACT OR SARATOGA BEVERAGE GROUP, INC. (THE "COMPANY") RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT THE SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

The Holder acknowledges that the Company and any transfer agent acting on its behalf may maintain on the stock records of the company appropriate "stop transfer" notations with respect to such shares.

         19.      Miscellaneous.

                  19.1 No Recourse. No recourse shall be permitted for the payment of the principal sum of or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or otherwise, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released by the Holder.

                  19.2 Governing Law. This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. Any dispute arising out of or relating to this Note shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. The Company and the Holder each hereby consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Section 10.2 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Note. The Company and the Holder each waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

                  19.3 Notices. Any notice, request or other communication required or permitted by this Note shall be in writing and shall be given or made by physical delivery, facsimile transmission, or by registered or certified mail, return receipt requested, or by overnight carrier to the Company at 11 Geyser Road, Saratoga Springs, New York 12866, Attention: Robin Prever, with copies to Charles I. Weissman, Esq., Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, or to the Holder hereof at 14, Quai du Seujet, Geneva, Switzerland 1201, or at such other address of which Holder shall have given notice to the Company in the manner herein provided.

                  19.4 Binding Effect. This Note shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Holder and its successors and assigns.

                  19.5 Amendment. No provision of this Note may be waived, altered or amended, except by written agreement between the parties.

                  19.6 Assignment. Neither party, without the written consent of the other party, which consent shall be exercised in its discretion on a reasonable basis, shall assign or transfer this Note or any rights or obligations hereunder.

                  19.7 Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach of the same of any other provision hereof.

                  19.8 Waiver of Presentment. The Company hereby waives presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to this Note.

                  19.9 Paying Agent, Registrar, Conversion Agent. Initially, the Company will act as Paying Agent, Registrar and Conversion Agent. The Company may appoint a co-registrar or a Substitute Paying Agent, Registrar and Conversion Agent.

                  19.10 Entire Agreement. This Note, the Purchase Agreement and the Subscription Agreement (as defined in the Purchase Agreement) set forth the entire agreement between the parties and supersede any prior oral or written agreement between the parties.

                  19.11 Gender and Number. Whenever used in this Note, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.


                  IN WITNESS WHEREOF, the Company has duly caused this Note to be duly executed as of this 12th day of June, 1997.


                                            SARATOGA BEVERAGE GROUP, INC.



                                            By:     /s/ Robin Prever
                                                 -------------------------------
                                                 Robin Prever
                                                 Chief Executive Officer

                                                                    Attachment 1


                                CONVERSION NOTICE


TO:  SARATOGA BEVERAGE GROUP, INC.



         The undersigned Holder of the within Note hereby irrevocably exercises the right and option of such Holder to convert the within Note into shares of Class A common stock of Saratoga Beverage Group, Inc., in accordance with the terms of the within Note, and directs that the shares issuable upon such conversion be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes, if any, payable with respect thereto.



                                                    --------------------------
                                                    [Holder]


Please print name and address (including zip code number) and provide taxpayer identification number of person to whom shares are to be delivered:


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